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                                                                    Exhibit 10.2
                       MONOLITHIC SYSTEM TECHNOLOGY, INC.
                             1992 STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

                  Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                  (d) "COMMON STOCK" shall mean the Common Stock of the Company.

                  (e) "COMPANY" shall mean Monolithic System Technology, Inc., a California corporation.

                  (f) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services; the term Consultant shall not include directors.

                  (g) "CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR" shall mean the absence of any interruption or termination of service as an Employee, Consultant or Director. Continuous Status as an Employee, Consultant or Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that, in the case of an Incentive Stock Option, such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (h) "DIRECTOR" hall mean a member of the Board of Directors of the Company.

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                  (i)      "EMPLOYEE" shall mean any person, including officers
and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (l) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

                  (m) "OPTION" shall mean a stock option granted pursuant to the Plan.

                  (n) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                  (o) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

                  (p) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

                  (q)      "PLAN" shall mean this 1992 Stock Option Plan.

                  (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (s) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 900,000 shares of Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company, or by a committee appointed by the Board of Directors consisting of two (2) or more Directors, in accordance with the following provisions:

                           (i)      Members of the Board who are either eligible
for Options or have been granted Options may vote on any matters affecting administration of the Plan or the grant of Options pursuant to the Plan; provided, however, no member of the Board shall act upon the


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granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options to him or her.

                           (ii)     The Committee shall administer the Plan on
behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, a Committee shall continue to serve until otherwise directed by the Board of Directors. Subject to the foregoing, from time to time the Board of Directors may increase the size of the Committee and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees, Consultants and Directors to whom, and the time or times at which, Options shall be granted and the number of shares to the represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option (including the exercise price thereof);
(viii) to accelerate the exercise date of any Option, consistent with the provisions of Section 5 of the Plan, provided that in the event of a transaction described in Section 11 of the Plan any such acceleration can occur only as contemplated by the provisions of Section 11 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5.       ELIGIBILITY.

                  (a) Nonstatutory Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. An Employee, Consultant or Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the incentive stock option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

                  (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company


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and the Optionee that such Option shall qualify as an Incentive Stock Option.
Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment with, consulting relationship with, or membership on the Board of Directors of, the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such employment, consulting relationship or membership on the Board of Directors at any time.

         6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

         8.       EXERCISE PRICE AND CONSIDERATION.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)      granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, less than 110% of the fair market value per Share on the date the Board approves such amendment.

                                    (B)      granted to any Employee, the per
Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, 100% of the fair market value per Share on the date the Board approves such amendment.

                           (ii)     In the case of a Nonstatutory Stock Option

                                    (A)      granted to a person who, at the
time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant or, if the Nonstatutory Stock Option


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is amended to reduce the per Share exercise price, 110% of the fair market value per Share on the date the Board approves the amendment.

                                    (B)      granted to any person, the per
Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant or, if the Nonstatutory Stock Option is amended to reduce the per Share exercise price, 85% of the fair market value per Share on the date the Board approves the amendment.

                  (b) The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant (or date of approval of an amendment to reduce the exercise price per Share, as the case may be), as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

                  (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) delivery of other shares of Common Stock of the Company, which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a value equal to the exercise price of the Shares as to which the Option is being exercised, (iv) promissory note, (v) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) any combination of such methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under the California Corporations Code.

         9.       EXERCISE OF OPTION.

                  (a)      (i)      PROCEDURE FOR EXERCISE; RIGHTS AS A
SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as may determined by the Board, with vesting not occuring at a lesser rate than 20% per year. Performance criteria shall be an applicable to the conditions under which an optionee can exercise for those optionees earning $65,000 or more per year, and who have the requisite (a) sophistication to evaluate the criteria used, and (b) authority and control to effecute it.

                           (ii)     An Option may not be exercised for a
fraction of a Share.

                           (iii)    An Option shall be deemed to be exercised
when written notice of such exercise has been given to the Company in accordance with the terms of the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or


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any other rights as a shareholder shall exist with respect to the Optioned
Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                           (iv)     Exercise of an Option in any manner shall
result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Director (as the case may be), such Optionee may exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination (or to such greater extent as the Board may determine). Any such exercise must occur within the period set forth in the written option agreement which, in the case of an Incentive Stock Option, shall be no more than three (3) months after the date of termination. The Option shall terminate on the date of such termination of Continuous Status as an Employee, Consultant or Director to the extent of the number of shares of Optioned Stock as to which the Option was not exercisable on the date of such termination, as set forth in the written option agreement or as the Board may otherwise determine. To the extent the Optionee fails, within the time period specified in the written option agreement, to exercise the Option for those shares of Optioned Stock as to which he or she is entitled to exercise, the Option shall terminate upon the expiration of such time period.

                  (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant or Director as a result of his disability, he or she may exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination (or to such greater extent as the Board may determine). Any such exercise must occur within the period set forth in the written option agreement which, in the case of an Incentive Stock Option, shall be no more than twelve (12) months after the date of such termination (and in any event such exercise must be on or before the expiration date of the Option as set forth in the written option agreement). The Option shall terminate on the date of such termination of Continuous Status as an Employee, Consultant or Director to the extent of the number of shares of Optioned Stock as to which the Option was not exercisable on the date of such termination, as set forth in the written option agreement or as the Board may otherwise determine. To the extent the Optionee fails, within the time period specified in the written option agreement, to exercise the Option for those shares of Optioned Stock as to which he or she is entitled to exercise, the Option shall terminate upon the expiration of such time period.

                  (d) DEATH OF OPTIONEE. In the event of the death during the term of the Option of an Optionee:

                           (i)      who is at the time of his death an Employee,
Consultant or Director of the Company and who shall have been in Continuous Status as an Employee, Consultant or Director since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to


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the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine) subject to the limitation set forth in Section 5(b).

                           (ii)     within three (3) months after the
termination of Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine).

         10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Board, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. The fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                  All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Board and shall be subject to the following restrictions:


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                  (a)      the election must be made on or prior to the
applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Board.

                  In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b 3 under the Exchange Act or under Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.


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         16.      RESERVATION OF SHARES. The Company, during the term of this
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         19. INFORMATION TO OPTIONEE. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.


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